UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest events reported): July 23, 2003


                           EDGEWATER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                         0-20971                71-0788538
(State of other jurisdiction of   (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)

         20 Harvard Mill Square
         Wakefield, Massachusetts                                 01880
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (781) 246-3343

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

              Exhibit Number
              --------------
                  99.1 Press Release Dated July 23, 2003 issued by Edgewater Technology, Inc. (the "Company").


Item 12.  Results of Operations and Financial Condition.

           On July 23, 2003, the Company reported its results of operations for its second quarter ended June 30, 2003. A copy of the press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit
99.1 and is incorporated herein by reference in its entirety.

         The information contained herein and in the accompanying exhibit is being "furnished," as opposed to being "filed" pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall not be incorporated hereafter by reference into any filing of the Company, where made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EDGEWATER TECHNOLOGY, INC.


Dated: July 23, 2003                       By:  /s/ Kevin R. Rhodes
                                                -------------------
                                                    Kevin R. Rhodes
                                                    Chief Financial Officer


                                INDEX TO EXHIBITS

Exhibit
Number           Description
-------          -----------
99.1             Edgewater Technology, Inc. Press Release dated July 23, 2003.